Retail | Fidelity Municipal Money Market Fund
Supplement to the
Fidelity® AMT Tax-Free Money Fund and Fidelity Municipal Money Market Fund
October 30, 2014
Prospectus

Effective the close of business on April 24, 2015, new positions in Fidelity® AMT Tax-Free Money Fund may no longer be opened. Shareholders of the fund on that date may continue to add to their existing fund positions. Investors who did not own shares of the fund on April 24, 2015, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by April 24, 2015, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since April 24, 2015, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 4) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

Proposed Reorganization. The Board of Trustees of each of Fidelity Union Street Trust II and Fidelity Newbury Street Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity AMT Tax-Free Money Fund and Tax-Exempt Fund pursuant to which Fidelity AMT Tax-Free Money Fund would be reorganized on a tax-free basis with and into Tax-Exempt Fund.

The Agreement provides for the transfer of all of the assets of Fidelity AMT Tax-Free Money Fund in exchange for shares of Tax-Exempt Fund equal in value to the net assets of Fidelity AMT Tax-Free Money Fund and the assumption by Tax-Exempt Fund of all of the liabilities of Fidelity AMT Tax-Free Money Fund. After the exchange, Fidelity AMT Tax-Free Money Fund will distribute the Tax-Exempt Fund shares to its shareholders pro rata, in liquidation of Fidelity AMT Tax-Free Money Fund. As a result, shareholders of Fidelity AMT Tax-Free Money Fund will become shareholders of Tax-Exempt Fund (these transactions are collectively referred to as the "Reorganization"). As part of the Reorganization, shareholders of Fidelity AMT Tax-Free Money Fund would receive Premium Class shares of Tax-Exempt Fund.

The Reorganization, which does not require shareholder approval, is expected to take place on or about May 15, 2015, on which date this prospectus will no longer offer shares of Fidelity AMT Tax-Free Money Fund. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity AMT Tax-Free Money Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization. For more detailed information, please contact Fidelity at 1-800-544-8544.